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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          Reported): September 21, 2000



                         LUMINANT WORLDWIDE CORPORATION.
             (Exact name of registrant as specified in its charter)

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

Delaware                        000-26977                       752783690
--------                        ----------                      ---------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                    Identification
incorporation)                                                         No.)
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         13737 NOEL ROAD, SUITE 1400, DALLAS, TEXAS           75240
         ------------------------------------------         ----------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (972) 581-7000



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ITEM 5.  OTHER EVENTS

         On September 21, 2000, Luminant Worldwide Corporation (the "COMPANY") entered into a convertible debenture purchase agreement (the "PURCHASE AGREEMENT") with Montrose Investments Ltd. ("MONTROSE"), Strong River Investments Inc. ("STRONG RIVER") and James R. Corey, pursuant to which Montrose and Strong River acquired 6% convertible debentures ("DEBENTURES") in the aggregate principal amount of $15,000,000 and warrants ("WARRANTS") to purchase shares of the Company's common stock (the "COMMON STOCK") and Mr. Corey acquired Debentures in the aggregate principal amount of $2,000,000 and Warrants. The term of the Debentures is three years, and they are convertible into Common Stock at a conversion price of 110% of the average closing price of the Common Stock for the 20 trading days after September 26, 2000. The conversion price will be adjusted for subsequent issuances of Common Stock at a price lower than the conversion price, stock splits, stock dividends and similar transactions. The 6% yield is payable in quarterly installments and may be paid in cash or Common Stock at the election of the Company. The term of the Warrants is five years, and they are exercisable at an exercise price of 120% of the average closing price of the Common Stock for 20 trading days after September 26, 2000. The exercise price will be adjusted for subsequent issuances of Common Stock at a price lower than the exercise price, stock splits, stock dividends and similar transactions. The Debentures and Warrants were sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         In connection with the Purchase Agreement, the Company entered into a registration rights agreement dated as of September 21, 2000 with Montrose and Strong River (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement, the Company is obligated to file a registration statement (the "REGISTRATION STATEMENT") on Form S-3 under the Securities Act on or prior to October 26, 2000 to register for resale the shares of Common Stock which are issuable upon conversion of the Debenture and upon exercise of the Warrants, to have the Registration Statement declared effective by December 25, 2000 and to use its best efforts to maintain the effectiveness of this registration statement for two (2) years from its effective date (the "EFFECTIVE DATE"). In addition, Montrose and Strong River have been granted piggy back registration rights on certain future registrations for two (2) years from the Effective Date.

         The Debentures provide that on September 21, 2001 and at the end of each three month period thereafter (each a "PUT DATE"), Montrose, Strong River and Mr. Corey will have the right to sell to us any outstanding Debentures, including any interest or other amounts outstanding thereunder, in return for cash or Common Stock, at the Company's election, at the lower of (1) the then prevailing conversion price of the Debentures, or (2) the average closing price of the Common Stock for the five trading days preceding the Put Date. If exercised, the Company will have seventy-five days to complete the purchase.

         In connection with the Purchase Agreement, the Company also entered into a letter agreement dated as of September 21, 2000 with Montrose and Strong River (the "LETTER AGREEMENT"). Pursuant to the Letter Agreement, no earlier than 180 days from the Effective Date, Montrose, Strong River, and the Company can agree that, upon satisfaction of the terms

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and conditions of the Letter Agreement, Montrose and Strong River will purchase up to $10,000,000 of additional Debentures and Warrants.

         The Company's press release, dated September 21, 2000, announcing this transaction is filed as an exhibit hereto along with the Purchase Agreement, the Debentures, the form of Warrant, the Registration Rights Agreement and the Letter Agreement. This summary description of the transaction and the press release are qualified in their entirety by reference to the documents filed as exhibits hereto.

         Guillermo G. Marmol resigned as Chief Executive Officer and Director of the Company on September 26, 2000. The Company's Board of Directors has appointed James R. Corey, President, Chief Operating Officer, and Director of the Company, to replace Mr. Marmol as Chief Executive Officer. The Company's press release dated September 26, 2000, announcing the resignation is filed as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

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         Exhibit No.       Description
         -----------       -----------
         Exhibit 99.1      Convertible Debenture Purchase Agreement, dated as of
                           September 21, 2000 among the Company, Montrose,
                           Strong River and James R. Corey.

         Exhibit 99.2 Convertible Debenture payable to Montrose for the principal sum of $10,000,000, by the Company, due September 21, 2003.

         Exhibit 99.3 Convertible Debenture payable to Strong River for the principal sum of $5,000,000, by the Company, due September 21, 2003.

         Exhibit 99.4 Convertible Debenture payable to James R. Corey for the principal sum of $2,000,000, by the Company, due September 21, 2003.

         Exhibit 99.5      Form of Warrant.

         Exhibit 99.6 Registration Rights Agreement, dated as of September 21, 2000, by and among the Company, Montrose and Strong River.

         Exhibit 99.7      Letter Agreement, dated as of September 21,
                           2000, by and among the Company, Montrose and Strong River.

         Exhibit 99.8      Press Release issued by the Company on September 21,
                           2000.

         Exhibit 99.9      Press Release issued by the Company on September 26,
                           2000.
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         ==============================================================
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2000           LUMINANT WORLDWIDE CORPORATION


                                   By:  /s/  James R. Corey
                                        ----------------------------------------
                                        James R. Corey, Chief Executive Officer,
                                        President and Chief Operating Officer



====================================================================

                                  EXHIBIT INDEX

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

         Exhibit No.       Description
         -----------       -----------
         Exhibit 99.1      Convertible Debenture Purchase Agreement, dated as of
                           September 21, 2000 among the Company, Montrose,
                           Strong River and James R. Corey.

         Exhibit 99.2 Convertible Debenture payable to Montrose for the principal sum of $10,000,000, by the Company, due September 21, 2003.

         Exhibit 99.3 Convertible Debenture payable to Strong River for the principal sum of $5,000,000, by the Company, due September 21, 2003.

         Exhibit 99.4 Convertible Debenture payable to James R. Corey for the principal sum of $2,000,000, by the Company, due September 21, 2003.

         Exhibit 99.5      Form of Warrant.

         Exhibit 99.6 Registration Rights Agreement, dated as of September 21, 2000, by and among the Company, Montrose and Strong River.

         Exhibit 99.7      Letter Agreement, dated as of September 21,
                           2000, by and among the Company, Montrose and Strong River.

         Exhibit 99.8      Press Release issued by the Company on September 21,
                           2000.

         Exhibit 99.9      Press Release issued by the Company on September 26,
                           2000.
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